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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the use of our report dated January 24, 1997 (except for Notes 5 and 15 which are as at September 12, 1997), with respect to the consolidated financial statements of Coca-Cola Beverages Ltd. as at December 31, 1996 and 1995 and for each of the years in the three year period ended December 31, 1996, included in this report on Form 8-K of Coca-Cola Enterprises Inc. and incorporated by reference in the Registration Statements of Coca-Cola Enterprises Inc. listed below:

- Registration Statement No.33-18039 on Form S-8, as amended, dated October 21, 1987 and related Prospectus

- Registration Statement No.33-18495 on Form S-8, as amended, dated November 13, 1987 and related Prospectus

- Registration Statement No.33-38771 on Form S-8 dated January 31, 1991 and related Prospectus

- Registration Statement No.33-44448 on Form S-8 dated December 18, 1991 and related Prospectus

- Registration Statement No.33-48482 on Form S-8 dated June 17, 1992 and related Prospectus

- Registration Statement No.33-53219 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No.33-53221 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No.33-53223 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No.33-53225 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No.33-53227 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No.33-53229 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No.33-54951 on Form S-8 dated August 5, 1994 and related Prospectus

- Registration Statement No.33-54953 on Form S-8 dated August 5, 1994 and related Prospectus

- Registration Statement No.33-58695 on Form S-8, as amended, dated May 18, 1995 and related Prospectus

- Registration Statement No.33-58697 on Form S-8, as amended, dated May 18, 1995 and related Prospectus

- Registration Statement No.33-58699 on Form S-8, as amended, dated May 18, 1995 and related Prospectus

- Registration Statement No.33-62757 on Form S-3, as amended, dated November 14, 1995 and related Prospectus

- Registration Statement No.33-65257 on Form S-8 dated December 21, 1995 and related Prospectus

- Registration Statement No.33-65261 on Form S-8 dated December 21, 1995 and related Prospectus

- Registration Statement No.33-65413 on Form S-8 dated December 27, 1995 and related Prospectus

- Registration Statement No.333-18569 on Form S-3 dated December 23, 1996 and related Prospectus

- Registration Statement No.333-26181 on Form S-8 dated April 29, 1997 and related Prospectus

- Registration Statement No.333-26173 on Form S-8 dated April 29, 1997 and related Prospectus




Toronto, Canada                              /s/  ERNST & YOUNG
October 30, 1997                             Chartered Accountants



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